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                                                                   Exhibit 10.13

[LOGO]
XIONICS

                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)

         AGREEMENT dated this 28th day of June, 1995 between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

         1. GRANT OF OPTION. Pursuant to the Company's 1995 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of 40,000 shares (the "Optioned Shares") of the Company's Common Stock, par value $.01 per share (the "Stock"), at a price of TWENTY cents per share. This Option is granted as of the date hereof.

         2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement , or (b) the ninetieth
(90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

         4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in the following equal installments:

         (a) one installment of 5,120 Optioned Shares, available from and after the date of this Agreement,

         (b) 13 installments of 2,480 Optioned Shares each, one such installment available from and after the first day of each calendar quarter to begin subsequent to the date of this Agreement, and

         (c) one installment of 2,640 Optioned Shares available from and after the first day of the calendar quarter to begin subsequent to the last quarter for which shares become available pursuant to clause (b) above;

PROVIDED, HOWEVER, that each installment of Optioned Shares that has not yet become available for purchase under Sections 4(b) and (c) hereof shall become immediately available for purchase hereunder upon closing of a Disposition or an IPO (as each such




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XIONICS DOCUMENT TECHNOLOGIES, INC. 70 Blanchard Road Burlington, Massachusetts
                   01803 Phone 617-229-7000 Fax 617-229-7119

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term is defined in EXHIBIT B hereto); PROVIDED, FURTHER, that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in Section 11 of the Plan.

         5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

         6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

         7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:  Robert E. Gilkes
                                              /s/ Robert Gilkes
                                              ------------------------------
                                              Optionee: Robert Gilkes


/s/ Robert E. Gilkes
- ------------------------------
Title:  Chief Executive Office                Optionee's Address:
        ----------------------
                                              Box 3496
                                              ------------------------------
                                              12 Lawrence Rd
                                              ------------------------------
                                              Pocasset, MA 02559-3496
                                              ------------------------------


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[LOGO]
XIONICS


                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)

         AGREEMENT dated this 9th day of November, 1995, between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

         1. GRANT OF OPTION. Pursuant to the Company's 1995 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of 300,000 shares (the "Optioned Shares") of the Company's Common Stock, par value $.01 per share (the "Stock"), at a price of SIXTY-SEVEN AND ONE-HALF cents per share. This Option is granted as of the date hereof.

         2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement , or (b) the ninetieth
(90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

         4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in the following installments:

         (a) one installment of 75,000 Optioned Shares, available from and after the date of this Agreement,

         (b) 15 equal installments of 15,000 Optioned Shares each, one such installment available from and after the first day of each of the fifteen consecutive calendar quarters beginning subsequent to the date of this Agreement;

PROVIDED, HOWEVER, that any installments of Optioned Shares that have not yet become available for purchase as set forth above, up to a maximum of four (4) such installments, shall become immediately available for purchase hereunder upon closing of a Disposition as defined below; and provided further,





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XIONICS DOCUMENT TECHNOLOGIES, INC. 70 Blanchard Road Burlington, Massachusetts
                   01803 Phone 617-229-7000 Fax 617-229-7119

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that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in Section 11 of the Plan. For purposes of this Agreement "DISPOSITION" shall mean any consolidation or merger of the Company with or into another company or any sale or conveyance of the property of the Company as a whole or substantially as a whole, expressly excluding initial public offering of the Company's stock.

         5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

         6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

         7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:  John W. Devine
                                            /s/ Robert Gilkes
                                            ------------------------------
                                            Optionee: Robert Gilkes

/s/ John W. Devine
- --------------------------------------
Title:  Vice President Human Resources      Optionee's Address:
        ------------------------------

                                            Box 3496
                                            -------------------------------
                                            12 Lawrence Rd
                                            -------------------------------
                                            Pocasset, MA 02559-3496
                                            -------------------------------


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that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in Section 11 of the Plan. For purposes of this Agreement "DISPOSITION" shall mean any consolidation or merger of the Company with or into another company or any sale or conveyance of the property of the Company as a whole or substantially as a whole, expressly excluding initial public offering of the Company's stock.

         5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

         6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

         7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:  John W. Devine
                                            /s/ Robert Gikes
                                            ------------------------------
                                            Optionee:

/s/ John W. Devine
- -------------------------------
Title:  Chief Executive Officer             Optionee's Address:
        -----------------------

                                              Box 3496
                                              ------------------------------
                                              12 Lawrence Rd
                                              ------------------------------
                                              Pocasset, MA 02559-3496
                                              ------------------------------


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